J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

Interest rates continued to fall throughout 2002, and at year-end rates across the yield curve were at lows not seen in more than 40 years. The US Federal Reserve Board had cut rates aggressively in 2001, but was on hold for most of 2002. In November, however, the Fed took action once again, cutting the federal funds rate another 50 basis points to 1.25%. As a result of this falling-rate environment, the Fund’s yield was historically low at year-end.

While market rates may move somewhat higher in the coming months if the economy begins to show signs of increasing activity, gains are likely to be slow and modest. The economic recovery itself has been slower to materialize than many had expected and had hoped for at the beginning of last year, and increased geopolitical tensions have added to the uncertainty. The Fed is unlikely to increase rates until the recovery seems secure, and we do not believe they would make such a move until at least the second half of 2003.

While a low-rate environment can be disappointing for money-market shareholders, it is important to remember the advantages of such an investment. Seligman Cash Management Fund continued to offer investors stability of principal within an extraordinarily turbulent market environment. In addition, inflation has been, and we believe over the near term will continue to be, nearly non-existent, allowing Seligman Cash Management Fund investors to preserve the value of their investment in real, as well as in nominal, terms.

Thank you for your continued support of Seligman Cash Management Fund. A discussion with your Portfolio Manager, as well as the Fund’s investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 14, 2003

1

Interview With Your Portfolio Manager
Christopher Mahony

Q:	What economic and market factors influenced Seligman Cash Management Fund during the fiscal year ended December 31, 2002?

A:

The US economic recovery continued to stall throughout fiscal-year 2002, despite the Federal Reserve Board’s aggressive easing of monetary policy in 2001. Throughout most of 2002, the Fed held their target for the federal funds rate steady, but cut rates once again in November 2002. This key short-term interest rate now stands at an historically low 1.25%. Interest rates, from short- to longer-term securities, haven’t been this low in over 40 years.

Q:	What was your investment strategy?

A:

The Fund was directly affected by this falling interest-rate environment, and the Fund’s yield fell in tandem with market interest rates. However, the Fund continued to pursue the best possible yields for its shareholders, while maintaining a high-quality portfolio and high liquidity. The Fund continued to offer a stable investment for shareholders.

Q:	What is your outlook?

A:

We believe that the economy is picking up and that, as the economy recovers, rates will rise. However, while we do not believe that the Fed is likely to cut interest rates any further, we also do not think they are prepared to increase rates any time soon. We believe the Fed will want to be certain that the recovery is secure before raising rates, since a rate hike could certainly slow much-needed growth. However, the Fed will likely raise rates if they perceive that inflation could become a problem. We don’t believe we will see such an action until the end of 2003.

Regardless of the interest-rate environment, however, the Fund will continue to pursue a competitive yield, consistent with maintaining a stable net asset value for the Fund’s shareholders.

The views and opinions expressed are those of the Portfolio Manager, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Cash Management Fund is managed by the investment-grade team of Seligman’s Fixed Income Team. The investment-grade team is led by Christopher Mahony, who is assisted in the management of the Fund by seasoned research professionals who are responsible for identifying quality money market instruments in order to preserve capital and to maximize liquidity and current income. The Seligman Fixed Income Team is led by Kendall Peterson. Team members include James Didden, Jeff Gallo, Paul Langlois, Paul Pertusi, Gregory Siegel, and Sau Lin Wu (trader).

2

Performance Overview

Investment Results
December 31, 2002

	Class A	Class B		Class C		Class D		Class I

Net Assets	$220,976,887	$53,778,757		$11,531,324		$68,127,208		$9,045,794
Net Asset Value per Share	$ 1.00	$ 1.00		$ 1.00		$ 1.00		$ 1.00
Number of Shareholders	9,342	4,802		892		2,111		5
Dividends*	$ 0.0074	$ 0.0009		$ 0.0009		$ 0.0009		$ 0.0100
Annualized 7-day Yieldø	0.19%	0.05%		0.05%		0.05%		0.56%
Annualized Net Yield per Share*	0.74%	0.09	%†	0.09	%†	0.09	%†	1.00	%†
Annualized Effective Yield per Share With Dividends Reinvested Monthly*	0.74%	0.09	%†	0.09	%†	0.09	%†	1.00	%†

*	For the year ended December 31, 2002.
Ø	For the seven days ended December 31, 2002.
†

The Manager, at its discretion, reimbursed certain expenses of Classes B, C, D and I shares. Absent such reimbursement, the annualized yields would have been zero for Classes B, C and D and 0.99% for Class I.

An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

3

Portfolio of Investments
December 31, 2002

	Annualized Yield on Purchase Date	Principal Amount	Value

US Government Securities 48.1%

US Treasury Bills:
1.2%, due 1/2/2003	1.22%	$ 25,000,000	$ 24,999,167
1.17%, due 1/9/2003	1.19	25,000,000	24,993,528
1.63%, due 1/16/2003	1.65	25,000,000	24,983,073
1.19%, due 2/20/2003	1.21	50,000,000	49,917,361
1.17%, due 3/27/2003	1.19	50,000,000	49,861,874

Total US Government Securities (Cost $174,755,003)			174,755,003

Fixed Time Deposits 29.7%

Bank of America, Grand Cayman, 1%, 1/2/2003	1.01	18,000,000	18,000,000
BNP Paribas, Grand Cayman, 1.35%, 1/3/2003	1.37	18,000,000	18,000,000
HSBC Bank USA, Grand Cayman, 1%, 1/2/2003	1.01	18,000,000	18,000,000
Rabobank Nederland, Grand Cayman, 1.313%, 1/3/2003	1.33	18,000,000	18,000,000
Royal Bank of Scotland, Grand Cayman, 1.188%, 1/2/2003	1.20	18,000,000	18,000,000
UBS, Grand Cayman, 1.188%, 1/2/2003	1.20	18,000,000	18,000,000

Total Fixed Time Deposits (Cost $108,000,000)			108,000,000

Repurchase Agreement 22.3%

State Street Bank and Trust 1%, dated 12/31/2002, maturing 1/2/2003 collateralized by:
$61,785,000 US Treasury Bonds 10.375%, 11/15/2012, with a fair market value of $83,486,363 (Cost $81,050,000)	1.01	81,050,000	81,050,000

Total Investments 100.1% (Cost $363,805,003)			363,805,003

Other Assets Less Liabilities (0.1)%			(345,033)

Net Assets 100.0%			$363,459,970

See Notes to Financial Statements.

4

Statement of Assets and Liabilities
December 31, 2002

Assets:

Investments, at value:
US Government securities (cost $174,755,003)	$174,755,003
Fixed time deposits (cost $108,000,000)	108,000,000
Repurchase agreement (cost $81,050,000)	81,050,000	$363,805,003
Cash		61,285
Receivable for Capital Stock sold		1,431,958
Investment in, and expenses prepaid to, shareholder service agent		159,264
Receivable from Manager		128,724
Receivable for interest		8,848
Other		156,553

Total Assets:		365,751,635

Liabilities:

Payable for Capital Stock repurchased		1,850,617
Management fee payable		129,007
Dividends payable		13,067
Accrued expenses and other		298,974

Total Liabilities		2,291,665

Net Assets		$363,459,970

Composition of Net Assets:

Capital Stock, at par ($0.01 par value; 1,400,000,000 shares authorized; 363,470,974 shares outstanding):
Class A		$ 2,209,888
Class B		537,773
Class C		115,317
Class D		681,272
Class I		90,460
Additional paid-in capital		359,825,260

Net Assets:

Applicable to 220,988,824 Class A shares, 53,777,229 Class B shares, 11,531,729 Class C shares, 68,127,175 Class D shares, 9,046,017 Class I shares, equivalent to $1.00 per share.		$363,459,970

See Notes to Financial Statements

5

Statement of Operations
For the Year Ended December 31, 2002

Investment Income:

Interest	$ 5,684,860

Expenses:

Management fees	1,397,323
Shareholder account services	1,082,395
Distribution and service fees	901,345
Registration	124,827
Custody and related services	77,319
Shareholder reports and communications	53,102
Auditing and legal fees	40,760
Directors’ fees and expenses, net	1,886
Miscellaneous	257,447

Total Expenses Before Reimbursements	3,936,404
Reimbursement of expenses	(307,652)

Total Expenses After Reimbursements	3,628,752

Net Investment Income	$ 2,056,108

See Notes to Financial Statements

6

Statements of Changes in Net Assets

	Year Ended December 31,

	2002	2001

Operations:

Net investment income	$ 2,056,108	$ 11,391,231

Distributions to Shareholders:

Net investment income:
Class A	(1,830,912)	(9,881,482)
Class B	(46,540)	(877,772)
Class C	(9,525)	(163,384)
Class D	(27,091)	(541,289)
Class I	(69,333)	(11)

Decrease in Net Assets from Distributions	(1,983,401)	(11,463,938)

Capital Share Transactions:

Net proceeds from sales of shares	368,988,905	485,471,313
Investment of dividends	1,791,232	9,619,068
Exchanged from associated funds	1,265,376,384	2,619,970,027

Total	1,636,156,521	3,115,060,408

Cost of shares repurchased	(494,975,937)	(922,318,746)
Exchanged into associated funds	(1,129,408,766)	(2,318,695,117)

Total	(1,624,384,703)	(3,241,013,863)

Increase (Decrease) in Net Assets from Capital Share Transactions	11,771,818	(125,953,455)

Increase (Decrease) in Net Assets	11,844,525	(126,026,162)

Net Assets:

Beginning of year	351,615,445	477,641,607

End of Year (net of dividends in excess of net investment income of $0 and $72,707, respectively)	$ 363,459,970	$ 351,615,445

See Notes to Financial Statements

7

Notes to Financial Statements

1.

Multiple Classes of Shares — Seligman Cash Management Fund, Inc. (the “Fund”) offers five classes of shares: Class A shares, Class B shares, Class C shares, Class D shares, and Class I shares, each of which may be acquired by investors at net asset value. Class A shares acquired by an exchange from another Seligman investment company originally purchased in an amount of $1,000,000 or more without an initial sales charge are subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within 18 months of original purchase. Class B shares are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares acquired by an exchange from another Seligman investment company are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of the original purchase. Class D shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective on November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — The Fund uses the amortized cost method for valuing its short-term securities. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and the maturity value of the issue over the period to maturity. Shares of certain other funds in the Seligman Group of Investment Companies purchased to offset the Fund’s liability for deferred directors’ fees are valued at current market values and included in other assets.

b.

Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The cost of investments for federal income tax purposes is substantially the same as the cost for financial reporting purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Dividends are declared daily and paid monthly.

d.

Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

8

Notes to Financial Statements

e.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses, if any, are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2002, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

3.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and paid monthly, equal to a per annum percentage of the Fund’s average daily net assets.

The management fee rate is calculated on a sliding scale of 0.45% to 0.375% based on average daily net assets of all the investment companies managed by the Manager. As of November 30, 2001, the Manager agreed to reimburse a portion of the class-specific expenses of Class I shares. Beginning December 5, 2001, the Manager agreed to reimburse a portion of the class-specific expenses of Class B, C, and D shares in order for those classes to declare dividends equal to an annual rate of 0.10%. Beginning November 12, 2002, the Manager reduced the annual rate to 0.05%. The management fee for the year ended December 31, 2002, was equivalent to an annual rate of 0.41% of the Fund’s average daily net assets.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with Seligman Advisors, Inc. (the “Distributor”) and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of Class A shares, attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor, and likewise the Fund, did not make payments under the Plan with respect to Class A shares during the year ended December 31, 2002.

Under the Plan, with respect to Class B shares, Class C shares issued in exchange from another Seligman investment company and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2002, fees incurred under the Plan, equivalent to 1%, 0.86%, and 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, respectively, amounted to $501,606, $87,874, and $311,865, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2002, such charges amounted to $463,984.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the

9

Notes to Financial Statements

Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2002, amounted to $9,089.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2002, Seligman Services, Inc. received no commissions from the sale of shares of the Fund. Seligman Services, Inc. received distribution and service fees of $9,392, pursuant to the Plan.

Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $1,082,395 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly atributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $3,719.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses. For the year ended December 31, 2002, the loss from the return on deferred fees was $10,559, reducing directors fees and expenses. The accumulated balance thereof at December 31, 2002, of $44,987 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.

Capital Share Transactions — The Fund has authorized 1,400,000,000 shares of $0.01 par value Capital Stock. Transactions in shares of Capital Stock, each at a value of $1.00 per share, were as follows:

	Year Ended December 31,

Class A	2002	2001

Net proceeds from sales of shares	313,186,740	475,663,971
Investment of dividends	1,653,783	8,337,184
Exchanged from associated funds	778,677,982	2,412,341,613

Total	1,093,518,505	2,896,342,768

Cost of shares repurchased	(443,079,533)	(862,715,346)
Exchanged into associated funds	(692,619,362)	(2,159,523,777)
Transferred to Class I	(7,401,458)	—

Total	(1,143,100,353)	(3,022,239,123)

Decrease	(49,581,848)	(125,896,355)

10

Notes to Financial Statements

	Year Ended December 31,

Class B	2002	2001

Net proceeds from sales of shares	1,426,500	2,279,551
Investment of dividends	38,898	739,199
Exchanged from associated funds	55,743,087	80,783,085

Total	57,208,485	83,801,835

Cost of shares repurchased	(23,031,613)	(18,950,042)
Exchanged into associated funds	(30,047,816)	(58,459,799)

Total	(53,079,429)	(77,409,841)

Increase	4,129,056	6,391,994

	Year Ended December 31,

Class C	2002	2001

Net proceeds from sales of shares	1,288,693	979,803
Investment of dividends	7,801	132,826
Exchanged from associated funds	62,172,944	37,797,405

Total	63,469,438	38,910,034

Cost of shares repurchased	(10,969,941)	(7,869,131)
Exchanged into associated funds	(50,174,010)	(30,213,048)

Total	(61,143,951)	(38,082,179)

Increase	2,325,487	827,855

	Year Ended December 31,

Class D	2002	2001

Net proceeds from sales of shares	49,658,169	6,518,056
Investment of dividends	23,431	409,854
Exchanged from associated funds	368,782,371	89,047,924

Total	418,463,971	95,975,834

Cost of shares repurchased	(16,003,719)	(32,773,942)
Exchanged into associated funds	(356,567,578)	(70,498,493)

Total	(372,571,297)	(103,272,435)

Increase (decrease)	45,892,674	(7,296,601)

Class I	Year Ended December 31, 2002	November 30, 2001* to December 31, 2001

Net proceeds from sales of shares	3,438,793	29,573
Investment of dividends	67,319	5
Transferred from Class A	7,401,458	—

Total	10,907,570	29,578

Cost of shares repurchased	(1,891,131)	—

Increase	9,016,439	29,578

*    Commencement of offering of shares.

11

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A

	Year Ended December 31,

	2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Income from Investment Operations:

Net investment income	0.007	0.032	0.056	0.042	0.045
Total from Investment Operations	0.007	0.032	0.056	0.042	0.045

Less Distributions:

Dividends from net investment income	(0.007)	(0.032)	(0.056)	(0.042)	(0.045)

Total Distributions	(0.007)	(0.032)	(0.056)	(0.042)	(0.045)

Net Asset Value, End of Year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return:	0.74%	3.21%	5.65%	4.30%	4.59%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$220,977	$270,509	$396,472	$293,776	$273,427
Ratio of expenses to average net assets	0.89%	0.68%	0.60%	0.57%	0.71%
Ratio of net investment income to average net assets	0.74%	3.16%	5.55%	4.21%	4.50%
Without management fee waiver:**
Ratio of expenses to average net assets		0.74%	0.70%	0.66%
Ratio of net investment income to average net assets		3.10%	5.45%	4.12%

See footnotes on page 16.

12

Financial Highlights

Class B

	Year Ended December 31,

	2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Income from Investment Operations:

Net investment income	0.001	0.022	0.046	0.032	0.035

Total from Investment Operations	0.001	0.022	0.046	0.032	0.035

Less Distributions:

Dividends from net investment income	(0.001)	(0.022)	(0.046)	(0.032)	(0.035)

Total Distributions	(0.001)	(0.022)	(0.046)	(0.032)	(0.035)

Net Asset Value, End of Year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return:	0.09%	2.20%	4.62%	3.26%	3.56%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$ 53,779	$ 49,656	$ 43,259	$ 42,612	$ 24,189
Ratio of expenses to average net assets	1.54%	1.66%	1.60%	1.57%	1.71%
Ratio of net investment income to average net assets	0.09%	2.18%	4.55%	3.21%	3.50%
Without management fee waiver and expense reimbursement:**
Ratio of expenses to average net assets	1.89%	1.74%	1.70%	1.66%
Ratio of net investment income (loss) to average net assets	(0.26)%	2.10%	4.45%	3.12%

See footnotes on page 16.

13

Financial Highlights

Class C

	Year Ended December 31,			5/27/99 to 12/31/99

	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Period	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Income from Investment Operations:

Net investment income	0.001	0.023	0.047	0.022

Total from Investment Operations	0.001	0.023	0.047	0.022

Less Distributions:

Dividends from net investment income	(0.001)	(0.023)	(0.047)	(0.022)

Total Distributions	(0.001)	(0.023)	(0.047)	(0.022)

Net Asset Value, End of Period	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return:	0.09%	2.36%	4.81%	2.15%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$ 11,531	$ 9,204	$ 8,378	$ 5,305
Ratio of expenses to average net assets	1.51%	1.51%	1.40%	1.25	%†
Ratio of net investment income to average net assets	0.09%	2.33%	4.75%	3.64	%†
Without management fee waiver and expense reimbursement:**
Ratio of expenses to average net assets	1.75%	1.59%	1.50%	1.35	%†
Ratio of net investment income (loss) to average net assets	(0.15)%	2.25%	4.65%	3.54	%†

See footnotes on page 16.

14

Financial Highlights

Class D

	Year Ended December 31,

	2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Income from Investment Operations:

Net investment income	0.001	0.022	0.046	0.032	0.035

Total from Investment Operations	0.001	0.022	0.046	0.032	0.035

Less Distributions:

Dividends from net investment income	(0.001)	(0.022)	(0.046)	(0.032)	(0.035)

Total Distributions	(0.001)	(0.022)	(0.046)	(0.032)	(0.035)

Net Asset Value, End of Period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return:	0.09%	2.20%	4.62%	3.26%	3.56%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$ 68,127	$ 22,217	$ 29,532	$ 29,078	$ 52,243
Ratio of expenses to average net assets	1.54%	1.66%	1.60%	1.57%	1.71%
Ratio of net investment income to average net assets	0.09%	2.18%	4.55%	3.21%	3.50%
Without management fee waiver and expense reimbursement:**
Ratio of expenses to average net assets	1.89%	1.74%	1.70%	1.66%
Ratio of net investment income (loss) to average net assets	(0.26)%	2.10%	4.45%	3.12%

See footnotes on page 16.

15

Financial Highlights

Class I

	Year Ended 12/31/02	11/30/01* to 12/31/01

Per Share Data:

Net Asset Value, Beginning of Period	$ 1.000	$ 1.000

Income from Investment Operations:

Net investment income	0.010	0.001

Total from Investment Operations	0.010	0.001

Less Distributions:

Dividends from net investment income	(0.010)	(0.001)

Total Distributions	(0.010)	(0.001)

Net Asset Value, End of Period	$ 1.000	$ 1.000

Total Return:	1.00%	0.11%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$ 9,046	$ 30
Ratio of expenses to average net assets	0.62%	0.60	%†
Ratio of net investment income to average net assets	1.00%	1.25	%†
Without management fee waiver and expense reimbursement:**
Ratio of expenses to average net assets	0.64%	1.35	%†
Ratio of net investment income to average net assets	0.98%	0.50	%†

*	Commencement of offering of shares.
**	The Manager, at its discretion, reimbursed certain expenses of Class B, C, D, and I shares.
†	Annualized.
See Notes to Financial Statements.

16

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman Cash Management Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Cash Management Fund, Inc., including the portfolio of investments as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Cash Management Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2003

17

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Cash Management Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (73)[2,4]

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and a Trustee of the Institute for Defense Analysis. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

•	Director: 1995 to Date
•	Oversees 61 Portfolios in Fund Complex

Alice S. Ilchman (67)[3,4]

President Emeritus, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

•	Director: 1991 to Date
•	Oversees 61 Portfolios in Fund Complex

Frank A. McPherson (69)[3,4]

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly Clark Corporation (consumer products).

•	Director: 1995 to Date
•	Oversees 61 Portfolios in Fund Complex

John E. Merow (73)[2,4]

Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York- Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

•	Director: 1976 to Date
•	Oversees 61 Portfolios in Fund Complex

See footnotes on page 21.

18

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Cash Management Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Betsy S. Michel (60)[2,4]

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

•	Director: 1984 to Date
•	Oversees 61 Portfolios in Fund Complex

James Q. Riordan (75)[3,4]

Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director or Trustee, The Houston Exploration Company (oil exploration) and the Committee for Economic Development. Formerly, Vice Chairman of Mobil Corporation (petroleum and petrochemicals company); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee, Brooklyn Museum, KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum Companies, Inc., Dow Jones & Company, Inc. (business and financial news company); and Public Broadcasting Service (PBS).

•	Director: 1991 to Date
•	Oversees 61 Portfolios in Fund Complex

Robert L. Shafer (70)[3,4]		Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).
•	Director: 1980 to Date
•	Oversees 61 Portfolios in Fund Complex

James N. Whitson (67)[2,4]

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director and Consultant, Sammons Enterprises, Inc.; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable).

•	Director: 1993 to Date
•	Oversees 61 Portfolios in Fund Complex

See footnotes on page 21.

19

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Cash Management Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (64)*[1]

Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. and Kerr-McGee Corporation (diversified energy company). Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

•	Director and Chairman of the Board: 1988 to Date
•	Oversees 61 Portfolios in Fund Complex

Brian T. Zino (50)*[1]

Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Vice Chairman, ICI Mutual Insurance Company.

•	Director: 1993 to Date
•	President: 1995 to Date
•	Chief Executive Officer: Nov. 2002 to Date
•	Oversees 61 Portfolios in Fund Complex

Christopher J. Mahony (39)

Senior Vice President, Investment Officer of J. & W. Seligman & Co. Incorporated. Vice President and Portfolio Manager of Seligman Investment Grade Fixed Income Fund, Inc.; Vice President and Co Portfolio Manager of Seligman Income and Growth Fund; Vice President of Seligman High Income Fund Series and Portfolio Manager of its U.S. Government Securities Series; and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Investment Grade Fixed Income Portfolio and Cash Management Portfolio and Co-Portfolio Manager of its Income Portfolio. Formerly, Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. since 1994; and Portfolio Manager, Neuberger and Berman from 1991 to 1994.

•	Vice President and Portfolio Manager: 2002 to Date

Thomas G. Rose (45)

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

•	Vice President: 2000 to Date

See footnotes on page 21.

20

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Cash Management Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (46)

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

•	Vice President: 1992 to Date
•	Treasurer: 2000 to Date

Frank J. Nasta (38)

Managing Director, General Counsel, and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated, and Corporate Secretary, Seligman Henderson Co.

•	Secretary: 1994 to Date

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*

Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

21